Cincinnati Bell Reports Fourth Quarter and Full Year 2013 Results

Highlights

•	Strong Adjusted EBITDA of $407 million in line with revised guidance range

•	Achieved full year revenue guidance of $1.2 billion

•	Revenue from strategic products totaled $359 million, up 17 percent year-over-year

•	Fioptics annual revenue exceeded $100 million, up 48 percent over prior year

•	Record high 23,100 Fioptics high-speed internet and 19,100 entertainment net activations

CINCINNATI - February 20, 2014 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the full year and fourth quarter of 2013, highlighted by impressive full-year Adjusted EBITDA1 totaling $407 million, after excluding CyrusOne, and the continued strong demand and growth in our strategic products.

“2013 was a transformational year for Cincinnati Bell on many levels,” said Ted Torbeck, president and chief executive officer. “Our year started with the successful IPO of CyrusOne and concluded with Fioptics, one of our key strategic products, generating more than $100 million in annual revenues.”

CONSOLIDATED RESULTS
On January 24, 2013, the company successfully completed the initial public offering (“IPO”) of CyrusOne, and its consolidated year-to-date results for 2013 include the results of that business up to the IPO date. Year-to-date revenue for 2013 was $1.3 billion, operating income was $164 million, and net income excluding special items2 totaled $14 million. Excluding the data center segment results, Cincinnati Bell generated revenue of $1.2 billion, down 1 percent from the prior year and operating income of $181 million. Adjusted EBITDA excluding the data center business was $407 million, and includes a gain of $6 million associated with mark-to-market adjustments on compensation plans indexed to the company’s stock price.

Total revenue for the fourth quarter of 2013 was $308 million, down $10 million from the prior year after excluding the data center segment results. Operating income totaled $40 million, down $10 million from the prior year after excluding CyrusOne. The fourth quarter net loss of $28 million includes a $30 million loss on the early extinguishment of the 8.25 percent Senior Notes due 2017, repaid with proceeds from the issuance of a $540 million Tranche B term loan facility.

SEGMENT RESULTS
Wireline Segment
Revenue growth from strategic fiber based products continues to increasingly mitigate access line loss. Fioptics revenue totaled $29 million in the quarter, up 49 percent from the same period in 2012. Strategic revenue for business customers totaled $40 million, up 12 percent compared to the prior year. Adjusted EBITDA margin3 was 44 percent in the quarter, down from prior year due to the loss of higher margin access lines.

•	Wireline revenue was $182 million for the quarter, flat compared to the fourth quarter of 2012. Full year Wireline revenue totaled $725 million, down 1 percent from a year ago.

•	Operating income for the quarter was $43 million, down from $50 million in the same period of 2012, and full year 2013 operating income was $190 million, down 11 percent compared to 2012.

•	Adjusted EBITDA was $80 million in the fourth quarter of 2013 and $331 million for the full year, down 5 percent and 4 percent, respectively, from the same periods in 2012.

•
Fioptics entertainment subscribers increased by 4,500 in the quarter and 19,100 for the year. Fioptics entertainment subscribers totaled 74,200 at the end of the year, up 35 percent compared to the end of 2012.

•	Fioptics internet subscribers now total 79,900, up more than 40 percent from a year ago. The company added 5,600 new Fioptics high-speed internet subscribers in the quarter, and 23,100 for the year.

•
In 2013, we passed 71,000 units with Fioptics and achieved 29 percent penetration. The Fiopitcs suite of products is now available to 276,000 residential and business customers, approximately 35 percent of Greater Cincinnati.

IT Services and Hardware Segment
Strong demand for managed and professional services resulted in revenue of $33 million, up 20 percent over the prior year. Hardware sales totaled $53 million for the quarter.

•	Revenue for the quarter was $86 million, down $1 million from the fourth quarter of 2012. Full year revenue was $344 million, up 9 percent compared to the prior year.

•	Operating income totaled $2 million for the quarter and $9 million for the full year.

•	Adjusted EBITDA for the quarter was $5 million, up $1 million from a year ago. Full year Adjusted EBITDA totaled $20 million, up 11 percent from the prior year.

Wireless Segment
We continue to manage our Wireless segment for cash flow and profitability as the business is challenged by revenue declines due to the loss of postpaid subscribers.

•	Revenue was $47 million for the quarter and $202 million for 2013, a decrease of 17 percent for both periods compared to 2012.

•	Wireless reported full year operating income of $18 million, including a $1 million operating loss for the fourth quarter of 2013.

•	Adjusted EBITDA was $10 million in the fourth quarter of 2013 and $63 million for the full year, down from $17 million and $85 million, respectively, from the same periods in 2012.

•	Wireless subscribers totaled 340,000 at the end of the year compared to 398,000 a year ago.

Investment in CyrusOne
Cincinnati Bell continues to effectively own 69 percent of CyrusOne, which is accounted for as an equity method investment. As of year-end, the company’s investment in CyrusOne was valued at approximately $1 billion.

•
CyrusOne reported revenue of $72 million and Adjusted EBITDA of $40 million for the fourth quarter of 2013. For the full year, CyrusOne reported revenue of $264 million and Adjusted EBITDA of $139 million, in line with its established financial guidance range.

•	CyrusOne provided 2014 financial guidance targets for Revenue and Adjusted EBITDA, indicating expected growth of 18 percent and 17 percent at the mid-point of the range.

“Looking ahead, we are very excited about the opportunity to turn Cincinnati Bell into a growing fiber based company capable of producing significant sustainable free cash flows,” Torbeck said. “The momentum created in 2013 and the continued demand for our strategic products gives us great confidence that we will grow Wireline revenue and generate positive free cash flow in 2014.”

2014 Outlook
Cincinnati Bell is providing the following guidance for 2014:

Category	2014 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	$383 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on February 20 at 10:00 a.m. (ET) to discuss its results for the fourth quarter and full year of 2013. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 863-7412. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday March 6, 2014. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 8619702. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, transaction-related compensation, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain, asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

CyrusOne defines Adjusted EBITDA as net (loss) income as defined by U.S. GAAP before noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, non-cash compensation, transaction costs and transaction-related compensation, including acquisition pursuit costs, loss on sale of receivables to affiliate, restructuring costs, loss on extinguishment of debt, asset impairments, (gain) loss on sale of real estate improvements, and other special items. Other companies may not calculate Adjusted EBITDA in the same manner as CyrusOne. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure are available in the Investor Relations section of www.cyrusone.com.

2Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

3Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents. Net debt should not be considered as an alternative to comparable GAAP measures of liquidity and may not be comparable with the measure as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2013	2012	$	%	2013	2012	$	%

Revenue	$308.4	$374.7	$(66.3)	(18)%	$1,256.9	$1,473.9	$(217.0)	(15)%

Costs and expenses
Cost of services and products	164.2	184.8	(20.6)	(11)%	643.0	694.6	(51.6)	(7)%
Selling, general and administrative	59.4	69.9	(10.5)	(15)%	220.8	269.5	(48.7)	(18)%
Depreciation and amortization	42.0	57.2	(15.2)	(27)%	169.6	217.4	(47.8)	(22)%
Restructuring charges	2.9	0.4	2.5	n/m	13.7	3.4	10.3	n/m
Transaction-related compensation	—	—	—	n/m	42.6	—	42.6	n/m
Curtailment gain	—	—	—	n/m	(0.6)	—	(0.6)	n/m
(Gain) loss on sale or disposal of assets	(0.2)	(1.0)	0.8	80%	2.4	(1.6)	4.0	n/m
Asset impairments	—	0.9	(0.9)	n/m	—	14.2	(14.2)	n/m
Transaction costs	—	4.6	(4.6)	n/m	1.6	6.3	(4.7)	(75)%

Operating income	40.1	57.9	(17.8)	(31)%	163.8	270.1	(106.3)	(39)%

Interest expense	42.0	55.6	(13.6)	(24)%	182.0	218.9	(36.9)	(17)%
Loss on extinguishment of debt	29.6	13.6	16.0	n/m	29.6	13.6	16.0	n/m
Loss from CyrusOne equity method investment	2.6	—	2.6	n/m	10.7	—	10.7	n/m
Other expense (income), net	0.1	0.1	—	0%	(1.3)	1.7	(3.0)	n/m

(Loss) income before income taxes	(34.2)	(11.4)	(22.8)	n/m	(57.2)	35.9	(93.1)	n/m
Income tax (benefit) expense	(6.1)	(1.6)	(4.5)	n/m	(2.5)	24.7	(27.2)	n/m

Net (loss) income	(28.1)	(9.8)	(18.3)	n/m	(54.7)	11.2	(65.9)	n/m

Preferred stock dividends	2.6	2.6	—	0%	10.4	10.4	—	0%

Net (loss) income applicable to common shareowners	$(30.7)	$(12.4)	$(18.3)	n/m	$(65.1)	$0.8	$(65.9)	n/m

Basic and diluted (loss) earnings per common share	$(0.15)	$(0.06)			$(0.32)	$0.00

Weighted average common shares outstanding
(in millions)
- Basic	207.1	199.9			205.9	197.0
- Diluted	207.1	199.9			205.9	204.7

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	December 31,	September 30,	Change
	2013	2013	$	%

Revenue	$308.4	$310.8	$(2.4)	(1)%

Costs and expenses
Cost of services and products	164.2	159.4	4.8	3%
Selling, general and administrative	59.4	53.6	5.8	11%
Depreciation and amortization	42.0	39.8	2.2	6%
Restructuring charges	2.9	—	2.9	n/m
Gain on sale or disposal of assets	(0.2)	(0.2)	—	0%
Transaction costs	—	0.5	(0.5)	n/m

Operating income	40.1	57.7	(17.6)	(31)%

Interest expense	42.0	46.7	(4.7)	(10)%
Loss on extinguishment of debt	29.6	—	29.6	n/m
Loss from CyrusOne equity method investment	2.6	1.5	1.1	73%
Other expense (income), net	0.1	(1.2)	1.3	n/m

(Loss) income before income taxes	(34.2)	10.7	(44.9)	n/m
Income tax (benefit) expense	(6.1)	1.4	(7.5)	n/m

Net (loss) income	(28.1)	9.3	(37.4)	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net (loss) income applicable to common shareowners	$(30.7)	$6.7	$(37.4)	n/m

Basic and diluted (loss) earnings per common share	$(0.15)	$0.03

Weighted average common shares outstanding
(in millions)
- Basic	207.1	207.0
- Diluted	207.1	208.5

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2013	2012	$	%	2013	2012	$	%
Wireline
Revenue
Voice - local service	$54.7	$61.7	$(7.0)	(11)%	$229.1	$255.4	$(26.3)	(10)%
Data	80.9	77.5	3.4	4%	317.8	306.9	10.9	4%
Long distance and VoIP	26.7	27.8	(1.1)	(4)%	107.2	113.9	(6.7)	(6)%
Entertainment	15.8	9.8	6.0	61%	55.2	35.4	19.8	56%
Other	4.0	5.3	(1.3)	(25)%	15.5	18.9	(3.4)	(18)%

Total revenue	182.1	182.1	—	0%	724.8	730.5	(5.7)	(1)%

Operating costs and expenses
Cost of services and products	73.8	72.3	1.5	2%	287.2	283.8	3.4	1%
Selling, general and administrative	33.4	31.6	1.8	6%	127.8	125.6	2.2	2%
Depreciation and amortization	28.4	27.1	1.3	5%	112.2	106.0	6.2	6%
Other*	3.1	1.0	2.1	n/m	7.4	2.2	5.2	n/m

Total operating costs and expenses	138.7	132.0	6.7	5%	534.6	517.6	17.0	3%

Operating income	$43.4	$50.1	$(6.7)	(13)%	$190.2	$212.9	$(22.7)	(11)%

Wireless
Revenue
Service	$43.1	$52.8	$(9.7)	(18)%	$184.9	$224.5	$(39.6)	(18)%
Equipment	4.3	4.0	0.3	8%	16.6	17.3	(0.7)	(4)%

Total revenue	47.4	56.8	(9.4)	(17)%	201.5	241.8	(40.3)	(17)%

Operating costs and expenses
Cost of services and products	26.6	28.3	(1.7)	(6)%	98.1	113.0	(14.9)	(13)%
Selling, general and administrative	11.0	11.4	(0.4)	(4)%	40.3	43.7	(3.4)	(8)%
Depreciation and amortization	10.5	7.9	2.6	33%	41.2	31.9	9.3	29%
Other*	0.2	1.5	(1.3)	(87)%	3.7	2.0	1.7	85%

Total operating costs and expenses	48.3	49.1	(0.8)	(2)%	183.3	190.6	(7.3)	(4)%

Operating (loss) income	$(0.9)	$7.7	$(8.6)	n/m	$18.2	$51.2	$(33.0)	(64)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$53.4	$59.6	$(6.2)	(10)%	$222.6	$204.6	$18.0	9%
Managed and professional services	32.7	27.3	5.4	20%	121.5	111.1	10.4	9%

Total revenue	86.1	86.9	(0.8)	(1)%	344.1	315.7	28.4	9%

Operating costs and expenses
Cost of services and products	70.3	72.4	(2.1)	(3)%	279.8	255.7	24.1	9%
Selling, general and administrative	10.9	10.3	0.6	6%	44.6	42.3	2.3	5%
Depreciation and amortization	3.0	2.3	0.7	30%	10.5	8.6	1.9	22%
Other*	—	(1.2)	1.2	n/m	0.7	(1.2)	1.9	n/m

Total operating costs and expenses	84.2	83.8	0.4	0%	335.6	305.4	30.2	10%

Operating income	$1.9	$3.1	$(1.2)	(39)%	$8.5	$10.3	$(1.8)	(17)%

Data Center Colocation**
Revenue	$—	$58.0	$(58.0)	n/m	$15.6	$221.3	$(205.7)	n/m

Operating costs and expenses
Cost of services	—	20.6	(20.6)	n/m	4.8	75.7	(70.9)	n/m
Selling, general and administrative	—	9.8	(9.8)	n/m	2.4	31.0	(28.6)	n/m
Depreciation and amortization	—	19.7	(19.7)	n/m	5.2	70.6	(65.4)	n/m
Other*	—	—	—	n/m	—	13.6	(13.6)	n/m

Total operating costs and expenses	—	50.1	(50.1)	n/m	12.4	190.9	(178.5)	n/m

Operating income	$—	$7.9	$(7.9)	n/m	$3.2	$30.4	$(27.2)	n/m

	*Other includes restructuring charges, curtailment gain, (gain) loss on sale or disposal of assets and asset impairments.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2013	2013	$	%
Wireline
Revenue
Voice - local service	$54.7	$56.6	$(1.9)	(3)%
Data	80.9	79.6	1.3	2%
Long distance and VoIP	26.7	26.8	(0.1)	0%
Entertainment	15.8	14.4	1.4	10%
Other	4.0	4.0	—	0%

Total revenue	182.1	181.4	0.7	0%

Operating costs and expenses
Cost of services and products	73.8	72.4	1.4	2%
Selling, general and administrative	33.4	31.7	1.7	5%
Depreciation and amortization	28.4	29.7	(1.3)	(4)%
Other*	3.1	(0.2)	3.3	n/m

Total operating costs and expenses	138.7	133.6	5.1	4%

Operating income	$43.4	$47.8	$(4.4)	(9)%

Wireless
Revenue
Service	$43.1	$45.0	$(1.9)	(4)%
Equipment	4.3	4.1	0.2	5%

Total revenue	47.4	49.1	(1.7)	(3)%

Operating costs and expenses
Cost of services and products	26.6	24.2	2.4	10%
Selling, general and administrative	11.0	10.5	0.5	5%
Depreciation and amortization	10.5	7.4	3.1	42%
Other*	0.2	—	0.2	n/m

Total operating costs and expenses	48.3	42.1	6.2	15%

Operating (loss) income	$(0.9)	$7.0	$(7.9)	n/m

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$53.4	$56.2	$(2.8)	(5)%
Managed and professional services	32.7	31.3	1.4	4%

Total revenue	86.1	87.5	(1.4)	(2)%

Operating costs and expenses
Cost of services and products	70.3	69.4	0.9	1%
Selling, general and administrative	10.9	11.2	(0.3)	(3)%
Depreciation and amortization	3.0	2.5	0.5	20%

Total operating costs and expenses	84.2	83.1	1.1	1%

Operating income	$1.9	$4.4	$(2.5)	(57)%

	*Other includes restructuring charges and gain on sale or disposal of assets.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2013	2012	$	%	2013	2012	$	%
Revenue
Wireline	$182.1	$182.1	$—	0%	$724.8	$730.5	$(5.7)	(1)%
Wireless	47.4	56.8	(9.4)	(17)%	201.5	241.8	(40.3)	(17)%
IT Services and Hardware	86.1	86.9	(0.8)	(1)%	344.1	315.7	28.4	9%
Data Center Colocation**	—	58.0	(58.0)	n/m	15.6	221.3	(205.7)	n/m
Eliminations	(7.2)	(9.1)	1.9	21%	(29.1)	(35.4)	6.3	18%

Total revenue	$308.4	$374.7	$(66.3)	(18)%	$1,256.9	$1,473.9	$(217.0)	(15)%

Cost of Services and Products
Wireline	$73.8	$72.3	$1.5	2%	$287.2	$283.8	$3.4	1%
Wireless	26.6	28.3	(1.7)	(6)%	98.1	113.0	(14.9)	(13)%
IT Services and Hardware	70.3	72.4	(2.1)	(3)%	279.8	255.7	24.1	9%
Data Center Colocation**	—	20.6	(20.6)	n/m	4.8	75.7	(70.9)	n/m
Eliminations	(6.5)	(8.8)	2.3	26%	(26.9)	(33.6)	6.7	20%

Total cost of services and products	$164.2	$184.8	$(20.6)	(11)%	$643.0	$694.6	$(51.6)	(7)%

Selling, General and Administrative
Wireline	$33.4	$31.6	$1.8	6%	$127.8	$125.6	$2.2	2%
Wireless	11.0	11.4	(0.4)	(4)%	40.3	43.7	(3.4)	(8)%
IT Services and Hardware	10.9	10.3	0.6	6%	44.6	42.3	2.3	5%
Data Center Colocation**	—	9.8	(9.8)	n/m	2.4	31.0	(28.6)	n/m
Corporate and eliminations	4.1	6.8	(2.7)	(40)%	5.7	26.9	(21.2)	(79)%

Total selling, general and administrative	$59.4	$69.9	$(10.5)	(15)%	$220.8	$269.5	$(48.7)	(18)%

Depreciation and Amortization
Wireline	$28.4	$27.1	$1.3	5%	$112.2	$106.0	$6.2	6%
Wireless	10.5	7.9	2.6	33%	41.2	31.9	9.3	29%
IT Services and Hardware	3.0	2.3	0.7	30%	10.5	8.6	1.9	22%
Data Center Colocation**	—	19.7	(19.7)	n/m	5.2	70.6	(65.4)	n/m
Corporate	0.1	0.2	(0.1)	(50)%	0.5	0.3	0.2	67%

Total depreciation and amortization	$42.0	$57.2	$(15.2)	(27)%	$169.6	$217.4	$(47.8)	(22)%

Other*
Wireline	$3.1	$1.0	$2.1	n/m	$7.4	$2.2	$5.2	n/m
Wireless	0.2	1.5	(1.3)	(87)%	3.7	2.0	1.7	85%
IT Services and Hardware	—	(1.2)	1.2	n/m	0.7	(1.2)	1.9	n/m
Data Center Colocation**	—	—	—	n/m	—	13.6	(13.6)	n/m
Corporate	(0.6)	3.6	(4.2)	n/m	47.9	5.7	42.2	n/m

Total other	$2.7	$4.9	$(2.2)	(45)%	$59.7	$22.3	$37.4	n/m

Operating Income (Loss)
Wireline	$43.4	$50.1	$(6.7)	(13)%	$190.2	$212.9	$(22.7)	(11)%
Wireless	(0.9)	7.7	(8.6)	n/m	18.2	51.2	(33.0)	(64)%
IT Services and Hardware	1.9	3.1	(1.2)	(39)%	8.5	10.3	(1.8)	(17)%
Data Center Colocation**	—	7.9	(7.9)	n/m	3.2	30.4	(27.2)	n/m
Corporate	(4.3)	(10.9)	6.6	61%	(56.3)	(34.7)	(21.6)	(62)%

Total operating income	$40.1	$57.9	$(17.8)	(31)%	$163.8	$270.1	$(106.3)	(39)%
	*Other includes restructuring charges, transaction-related compensation, curtailment gain, (gain) loss on sale or disposal of assets, asset impairments and transaction costs.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2013	2013	$	%
Revenue
Wireline	$182.1	$181.4	$0.7	0%
Wireless	47.4	49.1	(1.7)	(3)%
IT Services and Hardware	86.1	87.5	(1.4)	(2)%
Eliminations	(7.2)	(7.2)	—	0%

Total revenue	$308.4	$310.8	$(2.4)	(1)%

Cost of Services and Products
Wireline	$73.8	$72.4	$1.4	2%
Wireless	26.6	24.2	2.4	10%
IT Services and Hardware	70.3	69.4	0.9	1%
Eliminations	(6.5)	(6.6)	0.1	2%

Total cost of services and products	$164.2	$159.4	$4.8	3%

Selling, General and Administrative
Wireline	$33.4	$31.7	$1.7	5%
Wireless	11.0	10.5	0.5	5%
IT Services and Hardware	10.9	11.2	(0.3)	(3)%
Corporate and eliminations	4.1	0.2	3.9	n/m

Total selling, general and administrative	$59.4	$53.6	$5.8	11%

Depreciation and Amortization
Wireline	$28.4	$29.7	$(1.3)	(4)%
Wireless	10.5	7.4	3.1	42%
IT Services and Hardware	3.0	2.5	0.5	20%
Corporate	0.1	0.2	(0.1)	(50)%

Total depreciation and amortization	$42.0	$39.8	$2.2	6%

Other*
Wireline	$3.1	$(0.2)	$3.3	n/m
Wireless	0.2	—	0.2	n/m
IT Services and Hardware	—	—	—	n/m
Corporate	(0.6)	0.5	(1.1)	n/m

Total other	$2.7	$0.3	$2.4	n/m

Operating Income (Loss)
Wireline	$43.4	$47.8	$(4.4)	(9)%
Wireless	(0.9)	7.0	(7.9)	n/m
IT Services and Hardware	1.9	4.4	(2.5)	(57)%
Corporate	(4.3)	(1.5)	(2.8)	n/m

Total operating income	$40.1	$57.7	$(17.6)	(31)%

	*Other includes restructuring charges, gain on sale or disposal of assets and transaction costs.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	December 31,	September 30,	December 31,
	2013	2013	2012

Local access lines	530.7	541.2	573.9

Long distance lines	394.1	400.8	417.9

High-speed internet subscribers
DSL subscribers	188.5	191.3	202.6
Fioptics subscribers	79.9	74.3	56.8
	268.4	265.6	259.4

Fioptics units passed	276.0	258.0	205.0

Fioptics entertainment subscribers	74.2	69.7	55.1

Wireless
Postpaid wireless subscribers	197.4	209.4	251.3
Prepaid wireless subscribers	142.3	145.8	146.5
	339.7	355.2	397.8

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2011				2012				2013
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Local Access Lines

In-Territory:
Primary Residential	321.8	313.8	304.8	296.7	288.9	281.7	274.3	266.4	259.1	253.1	247.7	242.2
Secondary Residential	18.3	16.3	15.6	14.9	14.2	13.6	13.1	12.5	12.0	11.4	10.9	10.5
Business/ Other	250.7	248.7	244.4	240.8	238.5	237.5	234.4	232.1	229.7	228.2	226.7	223.3
Total In-Territory	590.8	578.8	564.8	552.4	541.6	532.8	521.8	511.0	500.8	492.7	485.3	476.0

Out-of-Territory:
Primary Residential	30.4	29.3	27.8	26.7	25.2	24.3	23.3	22.4	20.8	19.8	18.9	18.2
Secondary Residential	0.9	0.9	0.9	0.8	0.8	0.8	0.7	0.7	0.6	0.6	0.6	0.5
Business/ Other	41.5	41.6	41.8	41.4	41.0	40.6	40.0	39.8	39.2	36.9	36.4	36.0
Total Out-of-Territory	72.8	71.8	70.5	68.9	67.0	65.7	64.0	62.9	60.6	57.3	55.9	54.7

Total Access Lines	663.6	650.6	635.3	621.3	608.6	598.5	585.8	573.9	561.4	550.0	541.2	530.7

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	December 31,	September 30,	December 31,
	2013	2013	2012

Corporate Credit Agreement***	$40.0	$—	$—
Receivables Facility***	106.2	—	52.0
8 1/4% Senior Notes due 2017***	—	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
Corporate Credit Agreement - Tranche B Term Loan	538.6	540.0	—
8 3/8% Senior Notes due 2020	683.9	683.9	683.9
CyrusOne 6 3/8% Senior Notes due 2022*	—	—	525.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5	134.5
Capital leases and other debt*	103.3	104.1	136.5
Net unamortized discount	(6.3)	(10.4)	(7.5)

Total debt	2,265.2	2,617.1	2,689.4

Less: Cash and cash equivalents***	(4.6)	(413.7)	(23.6)

Net debt (as defined by the company)	$2,260.6	$2,203.4	$2,665.8

Credit facility availability:
Corporate	160.0	200.0	200.0
CyrusOne**	—	—	225.0

	$160.0	$200.0	$425.0

Common shares outstanding	208.2	208.0	202.5

*On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has any obligations related to CyrusOne's 6 3/8% Senior Notes due 2022 or capital lease obligations.
** On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has access to the CyrusOne credit facility.
*** On October 15, 2013, the company used the proceeds from the Tranche B Term Loan to fully repay the 8 1/4% Senior Notes due 2017. In September 2013, prior to the October 15, 2013 call date, the proceeds temporarily increased cash and were used to temporarily pay down the Corporate Credit Agreement and Receivables Facility.

Cincinnati Bell Inc.
Reconciliation of Net (Loss) Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended December 31, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Loss (GAAP)						$(28.1)
Add:
Income tax benefit						(6.1)
Interest expense						42.0
Loss on extinguishment of debt						29.6
Loss from CyrusOne equity method investment						2.6
Other expense, net						0.1

Operating Income (GAAP)	$43.4	$(0.9)	$1.9	$—	$(4.3)	$40.1
Add:
Depreciation and amortization	28.4	10.5	3.0	—	0.1	42.0
Restructuring charges (reversals)	3.3	0.2	—	—	(0.6)	2.9
(Gain) loss on sale or disposal of assets	(0.2)	—	—	—	—	(0.2)
Pension and other retirement plan expenses	4.8	—	—	—	0.4	5.2

Adjusted EBITDA (Non-GAAP)	$79.7	$9.8	$4.9	$—	$(4.4)	$90.0

Adjusted EBITDA Margin	44%	21%	6%	—	—	29%

	Three Months Ended September 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Income (GAAP)						$9.3
Add:
Income tax expense						1.4
Interest expense						46.7
Loss from CyrusOne equity method investment						1.5
Other income, net						(1.2)

Operating Income (GAAP)	$47.8	$7.0	$4.4	$—	$(1.5)	$57.7
Add:
Depreciation and amortization	29.7	7.4	2.5	—	0.2	39.8
Gain on sale or disposal of assets	(0.2)	—	—	—	—	(0.2)
Transaction costs	—	—	—	—	0.5	0.5
Pension and other retirement plan expenses	5.2	—	—	—	0.3	5.5

Adjusted EBITDA (Non-GAAP)	$82.5	$14.4	$6.9	$—	$(0.5)	$103.3

Adjusted EBITDA Margin	45%	29%	8%	—	—	33%

Sequential dollar change in Adjusted EBITDA	$(2.8)	$(4.6)	$(2.0)	$—	$(3.9)	$(13.3)

Sequential percentage change in Adjusted EBITDA	(3)%	(32)%	(29)%	n/m	n/m	(13)%

	Three Months Ended December 31, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company
Net Loss (GAAP)						$(9.8)
Add:
Income tax benefit						(1.6)
Interest expense						55.6
Loss on extinguisment of debt						13.6
Other expense, net						0.1

Operating Income (GAAP)	$50.1	$7.7	$3.1	$7.9	$(10.9)	$57.9
Add:
Depreciation and amortization	27.1	7.9	2.3	19.7	0.2	57.2
Restructuring charges (reversals)	1.9	1.1	(1.2)	—	(1.4)	0.4
Loss (gain) on sale or disposal of assets	(1.4)	—	—	—	0.4	(1.0)
Transaction costs	—	—	—	—	4.6	4.6
Asset impairments	0.5	0.4	—	—	—	0.9
Legal claim costs	—	—	—	0.2	—	0.2
Pension and other retirement plan expenses	5.8	—	—	—	0.3	6.1

Adjusted EBITDA (Non-GAAP)	$84.0	$17.1	$4.2	$27.8	$(6.8)	$126.3

Adjusted EBITDA Margin	46%	30%	5%	48%	—	34%

Year-over-year dollar change in Adjusted EBITDA	$(4.3)	$(7.3)	$0.7	$(27.8)	$2.4	$(36.3)

Year-over-year percentage change in Adjusted EBITDA	(5)%	(43)%	17%	n/m	35%	(29)%

*Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Reconciliation of Net (Loss) Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Twelve Months Ended December 31, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company

Net Loss (GAAP)						$(54.7)
Add:
Income tax benefit						(2.5)
Interest expense						182.0
Loss on extinguishment of debt						29.6
Loss from CyrusOne equity method investment						10.7
Other income, net						(1.3)

Operating Income (GAAP)	$190.2	$18.2	$8.5	$3.2	$(56.3)	$163.8
Add:
Depreciation and amortization	112.2	41.2	10.5	5.2	0.5	169.6
Transaction-related compensation	—	—	—	—	42.6	42.6
Restructuring charges	9.1	0.2	0.7	—	3.7	13.7
(Gain) loss on sale or disposal of assets	(1.1)	3.5	—	—	—	2.4
Transaction costs	—	—	—	—	1.6	1.6
Curtailment gain	(0.6)	—	—	—	—	(0.6)
Pension and other retirement plan expenses	21.1	—	—	—	1.4	22.5

Adjusted EBITDA (Non-GAAP)	$330.9	$63.1	$19.7	$8.4	$(6.5)	$415.6

Adjusted EBITDA Margin	46%	31%	6%	54%	—	33%

	Twelve Months Ended December 31, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company

Net Income (GAAP)						$11.2
Add:
Income tax expense						24.7
Interest expense						218.9
Loss on extinguishment of debt						13.6
Other expense, net						1.7

Operating Income (GAAP)	$212.9	$51.2	$10.3	$30.4	$(34.7)	$270.1
Add:
Depreciation and amortization	106.0	31.9	8.6	70.6	0.3	217.4
Restructuring charges (reversals)	3.5	1.6	(1.2)	0.5	(1.0)	3.4
Loss (gain) on sale or disposal of assets	(1.8)	—	—	(0.2)	0.4	(1.6)
Transaction costs	—	—	—	—	6.3	6.3
Asset impairments	0.5	0.4	—	13.3	—	14.2
Legal claim costs	—	—	—	0.4	—	0.4
Pension and other retirement plan expenses	23.0	—	—	—	1.4	24.4

Adjusted EBITDA (Non-GAAP)	$344.1	$85.1	$17.7	$115.0	$(27.3)	$534.6

Adjusted EBITDA Margin	47%	35%	6%	52%	—	36%

Year-over-year dollar change in Adjusted EBITDA	$(13.2)	$(22.0)	$2.0	$(106.6)	$20.8	$(119.0)

Year-over-year percentage change in Adjusted EBITDA	(4)%	(26)%	11%	n/m	76%	(22)%

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Cash provided by operating activities	$19.0	$57.7	$78.8	$212.7

Capital expenditures	(54.9)	(124.3)	(196.9)	(367.2)
Dividends received from CyrusOne	7.1	—	21.3	—
Proceeds from sale of assets	0.2	1.0	2.0	1.6
Increase in restricted cash	—	—	—	(11.1)
Release of restricted cash	—	4.2	0.4	4.9
Cash divested from deconsolidation of CyrusOne	—	—	(12.2)	—

Cash used in investing activities	(47.6)	(119.1)	(185.4)	(371.8)

Proceeds from issuance of long-term debt	—	525.0	536.0	525.0
Increase in corporate credit and receivables facilities, net	146.2	8.0	94.2	52.0
Repayment of debt	(524.1)	(431.1)	(530.8)	(442.4)
Debt issuance costs	(0.3)	(20.9)	(6.7)	(20.9)
Dividends paid on preferred stock	(2.6)	(2.6)	(10.4)	(10.4)
Common stock issuance costs	—	(5.7)	—	(5.7)
Common stock repurchase	—	—	—	(0.3)
Proceeds from exercise of options and warrants	0.3	4.0	7.1	12.1
Other, net	—	0.6	(1.8)	(0.4)

Cash (used in) provided by financing activities	(380.5)	77.3	87.6	109.0

Net (decrease) increase in cash and cash equivalents	(409.1)	15.9	(19.0)	(50.1)
Cash and cash equivalents at beginning of period	413.7	7.7	23.6	73.7

Cash and cash equivalents at end of period	$4.6	$23.6	$4.6	$23.6

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net (decrease) increase in cash and cash equivalents	$(409.1)	$15.9	$(19.0)	$(50.1)
Less adjustments:
Proceeds from issuance of long-term debt	—	(525.0)	(536.0)	(525.0)
Increase in corporate credit and receivables facilities, net	(146.2)	(8.0)	(94.2)	(52.0)
Cash divested from deconsolidation of CyrusOne	—	—	12.2	—
Repayment of debt	524.1	431.1	530.8	442.4
Debt issuance costs	0.3	20.9	6.7	20.9
Transaction-related compensation	—	—	42.6	—
Common stock repurchase	—	—	—	0.3
Proceeds from sale of assets, net of expenses	—	(1.0)	—	(1.6)
Transaction costs	—	9.3	1.6	11.0

Free cash flow (as defined by the company)	$(30.9)	$(56.8)	$(55.3)	$(154.1)

Less: CyrusOne's free cash flows*	—	(55.4)	(3.3)	(162.2)
Free cash flow excluding CyrusOne	$(30.9)	$(1.4)	$(52.0)	$8.1

Income tax payments	$—	$0.4	$2.8	$0.1

*CyrusOne's free cash flows for the period ending January 23, 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended December 31, 2012	$(56.8)

Decrease in Adjusted EBITDA	(36.3)
Decrease in capital expenditures	69.4
Decrease in interest payments	9.7
Increase in pension and postretirement payments	(1.3)
Change in working capital and other	(15.6)

Free Cash Flow for the three months ended December 31, 2013	$(30.9)

Free Cash Flow for the twelve months ended December 31, 2012	$(154.1)

Decrease in Adjusted EBITDA	(119.0)
Decrease in capital expenditures	170.3
Decrease in interest payments	38.4
Increase in pension and postretirement payments	(16.0)
Change in working capital and other	25.1

Free Cash Flow for the twelve months ended December 31, 2013	$(55.3)
Less: CyrusOne's free cash flows for the period ended January 23, 2013	(3.3)
Free Cash Flow excluding CyrusOne for the twelve months ended December 31, 2013	$(52.0)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012

Wireline	$48.3	$41.2	$39.3	$33.8	$36.7
Wireless	3.6	2.2	2.0	8.2	3.4
IT Services and Hardware	3.0	2.7	3.7	1.2	2.4
Data Center Colocation*	—	—	—	7.7	81.8
Total capital expenditures	$54.9	$46.1	$45.0	$50.9	$124.3

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			December 31, 2013
		December 31, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$308.4	$—		$308.4

	Costs and expenses
	Cost of services and products	164.2	—		164.2
	Selling, general and administrative	59.4	—		59.4
	Depreciation and amortization	42.0	—		42.0
	Restructuring charges	2.9	(2.9)	[A]	—
	Gain on sale or disposal of assets	(0.2)	0.2	[B]	—
	Operating income	40.1	2.7		42.8

	Interest expense	42.0	—		42.0
	Loss on extinguishment of debt	29.6	(29.6)	[C]	—
	Loss from CyrusOne equity method investment	2.6	—		2.6
	Other expense, net	0.1	—		0.1

	(Loss) income before income taxes	(34.2)	32.3		(1.9)
	Income tax (benefit) expense	(6.1)	12.9		6.8

	Net loss	(28.1)	19.4		(8.7)

	Preferred stock dividends	2.6	—		2.6

	Net loss applicable to common shareowners	$(30.7)	$19.4		$(11.3)

	Weighted average diluted common shares	207.1	209.0	[D]	207.1

	Diluted loss per common share*	$(0.15)	$0.09		$(0.05)

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges consist of severance and lease abandonment.

B	Gain on sale of wireline equipment.

C	Loss on extinguishment of 8 1/4% Senior Notes due 2017 repaid in full in October 2013.

D	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted loss per common share has been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)
					Three
		Three			Months Ended
		Months Ended			December 31, 2012
		December 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$374.7	$—		$374.7

	Costs and expenses
	Cost of services and products	184.8	—		184.8
	Selling, general and administrative	69.9	(0.2)	[A]	69.7
	Depreciation and amortization	57.2	—		57.2
	Restructuring charges	0.4	(0.4)	[B]	—
	Gain on sale or disposal of assets	(1.0)	1.0	[C]	—
	Asset impairments	0.9	(0.9)	[D]	—
	Transaction costs	4.6	(4.6)	[E]	—
	Operating income	57.9	5.1		63.0

	Interest expense	55.6	—		55.6
	Loss on extinguishment of debt	13.6	(13.6)	[F]	—
	Other expense, net	0.1	—		0.1

	(Loss) income before income taxes	(11.4)	18.7		7.3
	Income tax expense (benefit)	(1.6)	7.5		5.9

	Net (loss) income	(9.8)	11.2		1.4

	Preferred stock dividends	2.6	—		2.6

	Net loss applicable to common shareowners	$(12.4)	$11.2		$(1.2)

	Weighted average diluted common shares	199.9	209.8	[G]	199.9

	Diluted loss per common share	$(0.06)	$0.05		$(0.01)

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges consist of severance.

C	Gain on sale of wireline equipment.

D	Impairment of property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Loss on extinguishment of 7% Senior Notes, 8 3/8% Senior Notes and various CBT notes.

G	Dilutive effect of common stock equivalents based on net income excluding special items.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)
					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2013
		December 31, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,256.9	$—		$1,256.9

	Costs and expenses
	Cost of services and products	643.0	—		643.0
	Selling, general and administrative	220.8	—		220.8
	Depreciation and amortization	169.6	(8.5)	[A]	161.1
	Restructuring charges	13.7	(13.7)	[B]	—
	Transaction-related compensation	42.6	(42.6)	[C]	—
	Curtailment gain	(0.6)	0.6	[D]	—
	Loss on sale or disposal of assets	2.4	(2.4)	[E]	—
	Transaction costs	1.6	(1.6)	[F]	—
	Operating income	163.8	68.2		232.0

	Interest expense	182.0	0.3	[G]	182.3
	Loss on extinguishment of debt	29.6	(29.6)	[H]	—
	Loss from CyrusOne equity method investment	10.7	—		10.7
	Other income, net	(1.3)	1.1	[G]	(0.2)

	(Loss) income before income taxes	(57.2)	96.4		39.2
	Income tax (benefit) expense	(2.5)	27.9	[I]	25.4

	Net (loss) income	(54.7)	68.5		13.8

	Preferred stock dividends	10.4	—		10.4

	Net (loss) income applicable to common shareowners	$(65.1)	$68.5		$3.4

	Weighted average diluted common shares	205.9	208.4	[J]	208.4

	Diluted (loss) earnings per common share*	$(0.32)	$0.33		$0.02

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to one-time charge associated with a change in estimated useful lives assigned to wireless network software.

B	Restructuring charges consist of lease abandonments, severance and the termination of a distributor agreement.

C	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

D	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

E	Loss on sale or disposal of wireline and wireless network equipment.

F	Transaction costs relate to expenses incurred for exploring strategic alternatives for our Wireless business and legal and consulting costs associated with CyrusOne.

G	Use tax refund from assets previously disposed.

H	Loss on extinguishment of 8 1/4% Senior Notes due 2017 repaid in full in October 2013.

I	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

J	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted (loss) earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2012
		December 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,473.9	$—		$1,473.9

	Costs and expenses
	Cost of services and products	694.6	—		694.6
	Selling, general and administrative	269.5	(0.4)	[A]	269.1
	Depreciation and amortization	217.4	—		217.4
	Restructuring charges	3.4	(3.4)	[B]	—
	Gain on sale or disposal of assets	(1.6)	1.6	[C]	—
	Asset impairments	14.2	(14.2)	[D]	—
	Transaction costs	6.3	(6.3)	[E]	—
	Operating income	270.1	22.7		292.8

	Interest expense	218.9	—		218.9
	Loss on extinguishment of debt	13.6	(13.6)	[F]	—
	Other expense, net	1.7	(1.4)	[G]	0.3

	Income before income taxes	35.9	37.7		73.6
	Income tax expense	24.7	15.1		39.8

	Net income	11.2	22.6		33.8

	Preferred stock dividends	10.4	—		10.4

	Net income applicable to common shareowners	$0.8	$22.6		$23.4

	Weighted average diluted common shares	204.7	204.7		204.7

	Diluted earnings per common share	$0.00	$0.11		$0.11

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Gain on sale of data center and wireline equipment.

D	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Loss on extinguishment of 7% Senior Notes, 8 3/8% Senior Notes and various CBT notes.

G	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions)

		For the three months ended December 31, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$374.7	$(58.0)	$1.7	[A]	$318.4

	Costs and expenses
	Cost of services and products	184.8	(20.6)	1.7	[A]	165.9
	Selling, general and administrative	69.9	(9.8)	—		60.1
	Depreciation and amortization	57.2	(19.7)	—		37.5
	Restructuring charges	0.4	—	—		0.4
	Gain on sale or disposal of assets	(1.0)	—	—		(1.0)
	Asset impairments	0.9	—	—		0.9
	Transaction costs	4.6	—	—		4.6
	Operating income	$57.9	$(7.9)	$—		$50.0

		For the twelve months ended December 31, 2013

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$1,256.9	$(15.6)	$0.4	[A]	$1,241.7

	Costs and expenses
	Cost of services and products	643.0	(4.8)	0.4	[A]	638.6
	Selling, general and administrative	220.8	(2.4)	—		218.4
	Depreciation and amortization	169.6	(5.2)	—		164.4
	Restructuring charges	13.7	—	—		13.7
	Transaction-related compensation	42.6	—	(20.0)	[B]	22.6
	Curtailment gain	(0.6)	—	—		(0.6)
	Loss on sale or disposal of assets, net	2.4	—	—		2.4
	Transaction costs	1.6	—	(0.4)	[C]	1.2
	Operating income	$163.8	$(3.2)	$20.4		$181.0

		For the twelve months ended December 31, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$1,473.9	$(221.3)	$6.4	[A]	$1,259.0

	Costs and expenses
	Cost of services and products	694.6	(75.7)	6.4	[A]	625.3
	Selling, general and administrative	269.5	(31.0)	—		238.5
	Depreciation and amortization	217.4	(70.6)	—		146.8
	Restructuring charges	3.4	(0.5)	—		2.9
	Gain on sale or disposal of assets	(1.6)	0.2	—		(1.4)
	Asset impairments	14.2	(13.3)	—		0.9
	Transaction costs	6.3	—	—		6.3
	Operating income	$270.1	$(30.4)	$—		$239.7

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2014 Operating Income (GAAP) Guidance Range	$168

Add:

Depreciation and amortization	195
Pension and other retirement plan expenses	20

2014 Adjusted EBITDA (Non-GAAP) Guidance Range	$383	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com